UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2017

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 21, 2017, Dana Incorporated (“Dana”) issued a news release announcing the commencement of a tender offer (the “Tender Offer”) to purchase for cash up to $75 million aggregate principal amount of its outstanding 5.375% Senior Notes due 2021 (the “2021 Notes”). A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 21, 2017, Dana also issued a news release announcing the intention of its wholly-owned subsidiary, Dana Financing Luxembourg S.à r.l., to offer $400 million aggregate principal amount of senior unsecured notes due 2025 (the “2025 Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended. The 2025 Notes will be fully and unconditionally guaranteed by Dana. The Tender Offer is conditioned on the closing of the 2025 Notes, among other conditions.

Dana intends to use the net proceeds from the offering of the 2025 Notes (i) to repay approximately $180 million of indebtedness of Dana’s subsidiaries Brevini Power Transmission S.p.A., Brevini Fluid Power S.p.A. and certain of their subsidiaries, (ii) to repay approximately $113 million of indebtedness of a Brazilian subsidiary of Dana, (iii) to purchase in the Tender Offer up to $75 million aggregate principal amount of the 2021 Notes, (iv) to pay related fees and expenses and (v) for general corporate purposes, which may include repayment of indebtedness. A copy of such news release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this report (including Exhibit 99.1 and Exhibit 99.2 hereto) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Description

99.1	Dana Incorporated News Release dated March 21, 2017 Announcing Dana’s Tender Offer.

99.2	Dana Incorporated News Release dated March 21, 2017 Announcing Dana’s Notes Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: March 21, 2017	By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Senior Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Dana Incorporated News Release dated March 21, 2017 Announcing Dana’s Tender Offer.

99.2	Dana Incorporated News Release dated March 21, 2017 Announcing Dana’s Notes Offering.